Vanguard Variable Insurance Funds—Mid-Cap Index Portfolio
Supplement Dated July 19, 2021, to the Prospectus and Summary Prospectus Dated April 29, 2021
Important Changes to Vanguard Variable Insurance Funds—Mid-Cap Index Portfolio
 Effective immediately, Awais Khan has been named as a co-portfolio manager of Vanguard Variable Insurance Funds—Mid-Cap Index Portfolio. He replaces Michael A. Johnson, who had previously co-managed the Portfolio, and joins Donald M. Butler, who will continue to co-manage the Portfolio. The Portfolio’s investment objective, strategies, and policies remain unchanged.
Prospectus and Summary Prospectus Text Changes
The following replaces Michael A. Johnson under the heading “Investment Advisor” in the Portfolio Summary section:
Awais Khan, CFA, Portfolio Manager at Vanguard. He has co-managed the Portfolio since July 2021.
Prospectus Text Changes
The following replaces Michael A. Johnson under the heading “Investment Advisor” in the More on the Portfolio section:
Awais Khan, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2010; has worked in investment management since 2012; and has co-managed the Portfolio since July 2021. Education: B.S./B.S.B.A., University of North Carolina.
 © 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS PMK 072021
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Vanguard Variable Insurance Funds

Supplement Dated July 19, 2021, to the Statement of Additional Information Dated April 29, 2021

Important Changes to Vanguard Variable Insurance Funds—Mid-Cap Index Portfolio
Effective immediately, Awais Khan has been named as a co-portfolio manager of Vanguard Variable Insurance Funds—Mid-Cap Index Portfolio. He replaces Michael A. Johnson, who had previously co-managed the Portfolio, and joins Donald M. Butler, who will continue to co-manage the Portfolio. The Portfolio’s investment objective, strategies, and policies remain unchanged.
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, the following text and table replace similar text and table for the Mid-Cap Index Portfolio under the sub-heading “1. Other Accounts Managed” on page B-73:
The following table provides information relating to the other accounts managed by the portfolio managers of the Mid-Cap Index Portfolio as of the fiscal year ended December 31, 2020 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Donald M. Butler	Registered investment companies[1]	16	$1.2T	0	$0
	Other pooled investment vehicles	2	$9.6M	0	$0
	Other accounts	1	$3B	0	$0
Awais Khan[2]	Registered investment companies[3]	13	$254.2B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
1 Includes Mid-Cap Index Portfolio which held assets of $2.2 billion as of December 31, 2020.
2 Mr. Khan began co-managing the Mid-Cap Index Portfolio on July 19, 2021.
3 Information provided as of May 31, 2021, and includes Mid-Cap Index Portfolio which held assets of $2.5 billion as of May 31, 2021.
© 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 064J 072021